UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported November 13, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                     1-11781                31-0676346
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation or organization)   File Number)         Identification No.)





7777 Washington Village Drive, Dayton, Ohio                     45459
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip code)


                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 13, 2007, Dayton Superior Corporation issued a press release containing summary financial results for the third quarter and first nine months of 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

99.1  Press Release of the Company dated November 13, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DAYTON SUPERIOR CORPORATION


Date:  November 13, 2007           By:/s/ Edward J. Puisis
                                   ---------------------------------------------
                                   Edward J. Puisis
                                   Executive Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1  Press Release Dated November 13, 2007